Exhibit 99.1

BAIN CAPITAL LIFE SCIENCES INVESTORS, LLC

By: /s/ Adam Koppel

Title: Partner

BCLS SB INVESTCO, LP

By: Bain Capital Life Sciences Partners, LP, its general partner

By: Bain Capital Life Sciences Investors, LLC, its general partner

By: /s/ Adam Koppel

Title: Partner

BAIN CAPITAL LIFE SCIENCES PARTNERS, LP

By: Bain Capital Life Sciences Investors, LLC, its general partner

By: /s/ Adam Koppel

Title: Partner

BAIN CAPITAL LIFE SCIENCES FUND II, L.P.

By: Bain Capital Life Sciences Investors II, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel

Title: Partner

BAIN CAPITAL LIFE SCIENCES INVESTORS II, LLC

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel

Title: Partner

BCLS II INVESTCO, LP

By: BCLS II Investco (GP), LLC, its general partner

By: Bain Capital Life Sciences Fund II, L.P., its managing member

By: Bain Capital Life Sciences Investors II, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel

Title: Partner

BCLS II INVESTCO (GP), LLC

By: Bain Capital Life Sciences Fund II, L.P., its managing member

By: Bain Capital Life Sciences Investors II, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel

Title: Partner

BCLS II EQUITY OPPORTUNITIES, LP

By: BCLS II Equity Opportunities GP, LLC, its general partner

By: Bain Capital Life Sciences Fund II, L.P., its manager

By: Bain Capital Life Sciences Investors II, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel

Title: Partner

BCLS II EQUITY OPPORTUNITIES GP, LLC

By: Bain Capital Life Sciences Fund II, L.P., its manager

By: Bain Capital Life Sciences Investors II, LLC, its general partner

By: Bain Capital Life Sciences Investors, LLC, its manager

By: /s/ Adam Koppel

Title: Partner

BCIP LIFE SCIENCES ASSOCIATES, LP

By: Boylston Coinvestors, LLC, its general partner

By: /s/ Adam Koppel

Title: Authorized Signatory